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                          EXHIBIT 99.3

                Answer and Original Counterclaim




































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                                 NO.  98-28403

NATIONAL EQUITIES HOLDINGS INC.         :        IN THE DISTRICT CIVIL COURT
                                        :
VS.                                     :        OF HARRIS COUNTY, TEXAS
                                        :
BRADLEY KNOLLENBERG,                    :
ERIN OIL EXPLORATION INC.,              :
GULF MINERALS EXPLORATION,              :
BILLY KNOLLENBERG, AND                  :
DORIS KNOLLENBERG                       :        295TH JUDICIAL DISTRICT


      DEFENDANTS' SPECIAL EXCEPTIONS, ORIGINAL ANSWER, ORIGINAL
  COUNTERCLAIMS TO PLAINTIFF'S ORIGINAL PETITION, AND APPLICATION FOR
      TEMPORARY RESTRAINING ORDER, FOR TEMPORARY AND PERMANENT
         INJUNCTION, AND THIRD-PARTY PETITION, APPLICATION FOR
            TEMPORARY INJUNCTION, AND DEMAND FOR JURY TRIAL
            -----------------------------------------------

  TO THE HONORABLE JUDGE OF THIS COURT:

     Defendants, Bradley Knollenberg, Erin Oil Exploration Inc., Gulf Minerals Exploration, Billy Knollenberg, and Doris Knollenberg (hereinafter "Defendants") file their special exceptions, original answer and original counterclaims to the original petition filed by National Equities Holdings Inc. (hereinafter "Plaintiff" or "NEHI") and respectfully show the Court as follows:
                     I. SPECIAL EXCEPTIONS
                     ---------------------

     1. Defendants specially except to Plaintiff's original petition in its entirety in that it is vague. Additionally, it is ambiguous as to Defendants, and does not allege unequivocal or direct facts which create a cause of action against Defendants. Therefore, Defendants submit that the original petition should be dismissed.

     2. Defendants specially except to paragraph 8 of Plaintiff's original petition wherein Plaintiff alleges that Defendants Billy Knollenberg, Doris Knollenberg and Bradley Knollenberg (hereinafter the "Knollenberg Defendants") "issued or caused the corporation to issue to themselves, and to [Defendants] Erin and Gulf Minerals, shares of stock in NEHI without paying any or adequate consideration for such shares, . . . in violation of
Delaware Law. . . ."  These allegations are vague, ambiguous and broad and do not apprise Defendants with fair notice of the facts upon which Plaintiff intends to rely regarding how Defendants allegedly issued or caused the corporation to issue shares of stock without paying any or adequate consideration, and how Defendants violated Delaware law.

     3. Defendants further specially except to paragraph 9 of Plaintiff's original petition wherein Plaintiff alleges that Defendant Billy Knollenberg improperly caused the corporation to assume liability for over $2,700,000 in debentures previously issued by Defendant Erin, and that there was no or inadequate consideration for the transaction. These allegations are vague, ambiguous and broad and do not apprise Defendants with fair notice of the facts upon which Plaintiff intends to rely regarding how Defendant Billy Knollenberg allegedly improperly caused the corporation to assume liability for over $2,700,000 in debentures, or how there was no or inadequate consideration, or how there was fraud.

    4. Defendants further specially except to paragraph 10 of Plaintiff's original petition wherein Plaintiff alleges that shares of stock in NEHI were issued to the Knollenberg Defendants for less than par value or for an unreasonably low and thus insufficient consideration in violation of Sections 152 and 153 of the Delaware Corporation Statutes, and that the Knollenberg Defendants and others induced this transaction through certain misrepresent-ations and fraud as to the value of the oil and gas reserves in return for which the aforementioned stock was allegedly issued. These allegations are vague, ambiguous and broad and do not apprise Defendants with fair notice of the facts upon which Plaintiff intends to rely for these allegations.

    5. Defendants specially except to paragraph 11 of Plaintiff's original petition wherein

Plaintiff alleges that Billy Knollenberg, the Knollenberg Defendants, and Gulf Minerals own or possess shares of stock in NEHI which were obtained at below par value or well below reasonable consideration for the stock in violation of Sections 152 and 153 of the Delaware Corporation Statutes.
These allegations are vague, ambiguous and broad and do not apprise Defendants with fair notice of the facts upon which Plaintiff intends to rely for these allegations.

    6. Defendants specially except to paragraph 12 of Plaintiff's original petition wherein Plaintiff alleges that Billy Knollenberg, the Knollenberg Defendants, Erin, and Gulf Minerals are selling stock to third persons who may or may not become holders in due course or bonafide purchasers, and that they are selling the stock for less than its value, thus watering the stock. These allegations are vague, ambiguous and broad and do not apprise Defendants with fair notice of the facts upon which Plaintiff intends to rely for these allegations.

    7. Defendants specially except to paragraph 16 and the prayer of Plaintiff's original petition wherein Plaintiff alleges that it is entitled to damages and attorneys' fees. Such allegations are vague and ambiguous, and fail to apprise Defendants of the nature and amount of the damages and attorneys' fees sought.

    8. In connection with its special exceptions, Defendants request that the Court enter an order sustaining them and that the Plaintiff be ordered to replead its original petition within 10 working days from the Court's ruling on the special exceptions and that the Plaintiff's pleadings be struck if not amended within the time limit.


                      II. SPECIAL DENIALS
                      -------------------

                                  3
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   9.      Defendants deny that the directors/shareholders who have brought this suit in the guise of Plaintiff fairly and adequately represent the interests of NEHI in bringing this suit against Defendants. In addition, Defendants deny that Plaintiff has the requisite legal capacity and/or authority to maintain this suit since it has not been properly authorized by the directors of Plaintiff.

                      III. GENERAL DENIAL
                      -------------------

   10. Defendants, in accordance with Rule 92 of the Texas Rules of Civil Procedure, deny generally all of the allegations of the Plaintiff's original petition and demand that Plaintiff be required to prove every material allegation as required by law.

                     IV. AFFIRMATIVE DEFENSES
                     ------------------------

   11. For further answer, if further answer be necessary, Defendants affirmatively plead, in the alternative, under Rule 94 of the Texas Rules of Civil Procedure, the following:

   12. The Defendants, and in particular the Knollenberg Defendants, relied on statements, evaluations, information, opinions, reports, financial statements, and financial data concerning Plaintiff that was prepared by/ presented by (1) officers and/or employees of Plaintiff; (2) legal counsel, public accountants, investment bankers, or other persons as to matters reasonably believed to be within their professional or expert competence; or
(3) book value of corporate assets. Defendants, and in particular the Knollenberg Defendants, acted in good faith and with ordinary care in relying on the above.

   13. Defendants, and in particular the Knollenberg Defendants, exercised their best business judgment on behalf of the Plaintiff. They relied in good faith on the corporate records and books, corporate officers charged with duties for finance and business development, and outside experts.

   14. The transactions complained of by Plaintiff were entered into for the benefit of

                                 4
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Plaintiff.  Specifically, Plaintiff received full value.  Defendants fully disclosed to Plaintiff all transactions complained of. Such transactions complained of were fair to Plaintiff. The transactions in question were found to be good ones for the corporation by its directors. Prior to approving such transactions, the board was fully informed of all relevant information then known to Defendants.

   15. The transactions which Plaintiff complains of were not contrary to public policy, statute or common law. The board of directors were informed of such transactions. The Defendants, particularly the Knollenberg Defendants, complied with their duty of loyalty by fully disclosing all known facts concerning the transactions. Ratification of such transactions was done by Plaintiff and its directors.

   16.     Plaintiff's claims are barred by laches.

   17.     Plaintiff's claims are barred by estoppel.

   18.     Plaintiff's claims are barred by waiver.

   19. If Plaintiff was damaged by Defendants, which is expressly denied, then such damages were caused in whole or in part by the fault, negligence, strict liability, breach of warranty or breach of contract of Plaintiff's agents, or by persons, entities, or parties for whom Defendants are not legally responsible.

   20. The Knollenberg Defendants, in performance of their duties as directors, relied in good faith upon the records of NEHI and upon such information, opinions, reports, or statements presented to NEHI by NEHI's officers or employees, and committees of the board of directors, and/or by other persons as to matters the Knollenberg Defendants reasonably believed were within such other persons' professional or expert competence and who were selected with reasonable care by or on behalf of NEHI.

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   21.    The directors of NEHI either expressly and/or impliedly authorized and/or ratified the actions complained of. Thus, Plaintiff has ratified the conduct of which it now complains.

   22. The Knollenberg Defendants were duly elected/appointed as directors of NEHI on the 26th day of February, 1998. Since that time, they have continually carried out their duties precisely as required by the bylaws of the corporation and the laws of the States of Delaware and Texas to the extent the purported officers of NEHI would allow them. Billy Knollenberg has been a director of NEHI since July, 1996.

   23.    Plaintiff's claims are barred by the doctrine of unclean hands.

   24.    Defendants are not liable because of failure of consideration.

   25. Defendants are not liable because Plaintiff ratified Defendants' conduct.

   26.    Defendants are not liable because of legal justification or excuse.

   27. Defendants assert as affirmative defenses the limitations on liability of Directors as set forth in paragraph 7 of NEHI's Amended and Restated Certificate of Incorporation.

   28. Plaintiff is not entitled to monetary damages for any alleged breach of fiduciary duty by Defendants pursuant to paragraph 7 of NEHI's Amended and Restated Certificate of Incorporation.

   29.    Defendants have not breached their fiduciary duties.

   30.    Defendants have not breached their duties and loyalty to Plaintiff.

   31.    Defendants have acted in good faith.

   32.    Defendants have not acted with intentional misconduct.

   33.    Defendants have not knowingly violated any laws.

   34.    Defendants have not received any improper personal benefit.

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                     ORIGINAL COUNTERCLAIMS
                     ----------------------

   Defendants/Counter-Plaintiffs Erin Oil Exploration Inc., Gulf Minerals Exploration, Bradley Knollenberg, Billy Knollenberg and Doris Knollenberg (hereinafter collectively "Counter-Plaintiffs"), file their original counterclaims against Plaintiff/Counter-Defendant, NEHI, and would respectfully show the Court as follows:

   35. Counter-Plaintiffs Bradley Knollenberg, Billy Knollenberg and Doris Knollenberg (hereinafter "Knollenbergs") are individuals and residents of Harris County, Texas.

   36. Counter-Defendant NEHI is a Delaware corporation having its principal place of business in Harris County, Texas.

   37. Venue is proper in Harris County because all the parties are residents of Harris County, Texas and the claims made the basis of Plaintiff's suit and Counter-Plaintiffs' counterclaims arose here.

     Counterclaim I -- For Writ of Mandamus to Compel Inspection
     -----------------------------------------------------------

   38. Counter-Plaintiffs hereby incorporate by reference all of the allegations made in paragraphs 1 through 37. This counterclaim is for a writ of mandamus to compel NEHI to permit an inspection of its books and records. The Counter-Plaintiffs are directors of NEHI and are also holders of a substantial number of shares of NEHI, individually and through Gulf Minerals Exploration, a family partnership, and have been holders of shares of NEHI for at least six months immediately preceding the demand described below and Counter-Plaintiffs are the holders of at least five percent of all outstanding shares of NEHI.

   39. On or about June 19 , 1998, Counter-Plaintiffs sent by facsimile and certified mail to NEHI and Michael Lee, counsel hired to represent NEHI in this lawsuit, two written demands for

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inspection of NEHI's books and records, bank statements, financial statements, management reports, records of account, oil and gas leases, lease, payroll records, contracts, SEC filings, corporate minutes, and other documents as set forth in the demand letters. One demand was made by the Knollenbergs in their capacity as directors of NEHI, and the other by Billy Knollenberg in his capacity as a stockholder of NEHI. A true and correct copy of these demands are attached hereto as Exhibits "A" and "B" respectively, and incorporated herein by reference as if fully set forth at length. As indicated in the demands, the Knollenbergs requested permission to examine these records at a reasonable time during NEHI's business hours. As further indicated in the demand made by Billy Knollenberg in his capacity as a stockholder, he designated his attorney to conduct the examination. As further indicated in the demands, the Knollenbergs' purpose in seeking the examination was due to concerns about NEHI's financial condition, activities, SEC filings, and other matters as set forth in the demand letters.

   40. NEHI and its current purported officers refused to allow the inspections requested by the Knollenbergs, and NEHI continues to refuse the Knollenbergs the exercise of this right under the law and pursuant to the bylaws of NEHI.

   41. In order to enforce the right to inspect such books and records, the Knollenbergs have incurred and will in the future incur costs and expenses in the amount of at least $3,000, including fees to the attorney whose name is subscribed to this pleading. In this connection, the Knollenbergs would show that a reasonable fee for the services of an attorney necessary to enforce their rights as set forth in this pleading is at least $3,000.

   42. The Knollenbergs have no other adequate remedy to compel NEHI to permit inspection of the corporate books and records.

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                 Counterclaim II -- Declaratory Judgment
                 ---------------------------------------

   43. Counter-Plaintiffs hereby incorporate by reference all of the allegations made in paragraphs 1 through 42. This counterclaim is brought pursuant to the Texas Declaratory Judgment Act. Defendants seek a declaration that the February 26, 1998 Agreement (the "Directors' Agreement") is valid and binding on the parties to this lawsuit. A true and correct copy of the Directors' Agreement is attached hereto as Exhibit "C" and is incorporated herein by reference as if fully set forth at length.

   44. Counter-Plaintiffs also seek to recover reasonable costs and attorney's fees incurred in prosecuting this declaratory judgment action as are allowed by law.

  Counterclaim III -- Injunctive Relief regarding Board of Directors' Meetings
  ----------------------------------------------------------------------------

   45. Counter-Plaintiffs hereby incorporate by reference all of the allegations made in paragraphs 1 through 44. This counterclaim is brought against NEHI to enjoin it from having a board of directors' meeting without all six directors, of which the Knollenbergs constitute three, begin given proper notice thereof and opportunity to participate. Upon information and belief, some of the directors of NEHI are managing the business affairs of NEHI without allowing the other directors of NEHI to have input as required by law.

   46. On February 26, 1998, in accordance with NEHI's certificate of incorporation, by-laws, and Delaware corporate law, the directors of NEHI reconfigured the board of directors by increasing the number of directors to six (6) and adding Bradley Knollenberg and Doris Knollenberg as directors. The directors of NEHI have conducted the business of the company as if there have been six (6) directors until recently, when certain members of the board of directors have, in bad faith, taken the position that the Directors' Agreement was not valid. They have done this in an attempt

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to prevent the Knollenbergs from being involved in the management of NEHI.
In addition, they are attempting to hide their self-dealing and the fact that House Energy LP and Rotary Steerable Tools (U.S.A.) LP and their principals committed fraud on NEHI. Chance, Sutherland, McLoughlin, and Variava have attempted, unlawfully, without any justification whatsoever, to wrestle control of the management of NEHI from the Knollenbergs.

     Counterclaim IV -- Compel NEHI to hold Board of Directors Meetings
     ------------------------------------------------------------------

   47. Counter-Plaintiffs hereby incorporate by reference all of the allegations made in paragraphs 1 through 46. This counterclaim is brought to compel NEHI to have a board of directors' meeting, pursuant to its bylaws and the Directors' Agreement.

   48. The Directors' Agreement entered into between the parties provides that NEHI shall have board meetings at least once every thirty days at which time NEHI management shall make presentations to the board about NEHI activities. NEHI has not complied with this provision and has purposefully prevented management from informing the Knollenbergs about management, operations, financial condition, business prospects and activities of NEHI, as well as information regarding the rotary steerable tool (which is discussed below). Counter-Plaintiffs have requested a board of directors meeting and have even called a meeting, however, NEHI and the other directors refuse to comply.

            Counterclaim V -- Injunctive Relief regarding Hiring
            ----------------------------------------------------

   49. Counter-Plaintiffs hereby incorporate by reference all of the allegations made in paragraphs 1 through 48. This counterclaim is brought against NEHI to enjoin it from (1) hiring new outside legal counsel to replace Daniel Kirshbaum; and (2) hiring a new outside auditing firm to

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replace Alvin L. Dahl & Associates, P.C. without first obtaining approval of the board of directors, NEHI, and the individuals who purport to be in control (i.e., Sutherland, Chance, Variava and McLoughlin). These individuals who purport to be in control of NEHI are attempting the most blatant form of opinion shopping in order to prevent the disclosure of their wrongdoing (which is explained in detail below and incorporated herein by reference).

                   Counterclaim VI -- Directors' Expenses
                   --------------------------------------

   50. Counter-Plaintiffs hereby incorporate by reference all of the allegations made in paragraphs 1 through 49. This counterclaim is brought to recover expenses, including attorneys' fees, incurred by the Knollenbergs, as directors, to defend themselves in this groundless lawsuit, and expenses, including attorneys' fees, incurred in establishing their right to indemnification.

   51. NEHI's suit alleges and charges Counter-Plaintiffs with wrongdoing arising out and involving their positions as directors of NEHI. Counter-Plaintiffs are not liable on the charges alleged by NEHI. Accordingly, Counter-Plaintiffs are entitled to indemnification for expenses incurred in the defense of this action and in establishing a right to indemnification, pursuant to Section 145 of the General Corporation Law of the State of Delaware and as provided by the bylaws of NEHI, Art. V., Sections 1, 3 and 4; a true and correct copy of the pertinent provisions of the bylaws are attached hereto as Exhibit "D" and incorporated herein by reference as if fully set forth at length.

   52. Counter-Plaintiffs will further show that the following expenses, including attorneys' fees, have been or will be incurred in the defense of this suit, and in establishing a right to indemnification, in the amount of at least $50,000, which are reasonable and customary charges for the same or similar services in Harris County, Texas.

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           APPLICATION FOR TEMPORARY RESTRAINING ORDER AND
          APPLICATION FOR TEMPORARY AND PERMANENT INJUNCTION
          --------------------------------------------------

   53. Counter-Plaintiffs hereby incorporate by reference all of the allegations made in paragraphs 1 through 52.

   54. NEHI has prevented Counter-Plaintiffs from obtaining any information or inspecting documents regarding NEHI's management, operations, financial condition, business prospects and activities, as well as information regarding the rotary steerable tool. NEHI's conduct is in violation of Counter-Plaintiffs' rights as directors and shareholders.

   55. In addition, NEHI is not including the Knollenbergs in board of directors meetings as it is required to do. The Knollenbergs have no remedy but to seek equitable relief to enable them to act in their capacity and
fulfill their duties as directors of NEHI.   Further, NEHI has threatened to
terminate its  outside corporate legal counsel and its outside auditing firm.

   56. Counter-Plaintiffs are very concerned as NEHI is not adhering to its procedures and bylaws, and its management is mismanaging the corporation.
NEHI is not acting in the best interests of the corporation; rather it is acting to the detriment of the corporation and its shareholders.

   57. If NEHI is not restrained and enjoined from holding board of directors meetings without the Knollenbergs, and if it is not restrained and enjoined from firing its outside legal counsel and auditing firm, it will engage and continue to engage in this conduct. Its conduct to date indicates that this a real and immediate threat to Counter-Plaintiffs. If NEHI's conduct continues, it will cause irreparable harm and injury to Counter-Plaintiffs for which there is no adequate remedy at law.

   58. For the reasons stated, Counter-Plaintiffs request that, after trial, this Court permanently enjoin NEHI from these actions.

   59. It is also essential that the Court immediately and temporarily restrain NEHI from continuing with the conduct described. It is essential that the Court act immediately, prior to notice on NEHI and a hearing on the matter, because its conduct has threatened Counter-Plaintiffs' rights

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and has caused Counter-Plaintiffs' irreparable injury for which there is no adequate remedy at law.

   60. Further, in order to preserve the status quo and the rights of Counter -Plaintiffs, NEHI should be cited to appear and show cause why it should not be temporarily enjoined, during the pendency of this action, from the above conduct directed at Counter-Plaintiffs.


                      THIRD-PARTY PETITION
                      --------------------

Defendants/Counter-Plaintiffs, Erin Oil Exploration Inc., Gulf Minerals Exploration, Bradley Knollenberg, Billy Knollenberg and Doris Knollenberg, now acting as Third-party Plaintiffs, bring this third-party suit in the right of National Equities Holdings Inc. ("NEHI"), as shareholders and on behalf of all other shareholders similarly situated, and file this third-party petition complaining of Rotary Steerable Tools (U.S.A.) L.P., Jack P. Chance, Stephen John McLoughlin, Horse Energy LP, George Sutherland, Feroze Variava, P.A. Hartley, A.J. Gallo, and Aqua Turf Technologies, Inc. as Third-party Defendants, joining NEHI, as a Third-party Defendant, and for cause of action show:
                           I. Parties
                              -------

   61. Third-party Plaintiff Erin Oil Exploration Inc. (hereinafter "Erin") is a Texas corporation with its principal place of business in Harris County, Texas. Erin is a shareholder of NEHI.

   62. Third-party Plaintiff Gulf Minerals Exploration (hereinafter "Gulf") is a Texas limited partnership having its principal place of business in Harris County, Texas. Gulf is a shareholder of NEHI.

63.Third-party Plaintiffs Bradley Knollenberg, Billy Knollenberg and Doris Knollenberg

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(hereinafter collectively "Knollenbergs") are individuals and residents of
Harris County, Texas.  The Knollenbergs are shareholders of NEHI.

   64. Third-party Plaintiffs will hereinafter referred to as "Third-party Plaintiffs," unless referred to individually or collectively as noted above.

   65. Third-party Defendant NEHI is a Delaware corporation having its principal place of business in Harris County, Texas. NEHI is in the business of oil and gas exploration and production.

   66. Third-party Defendant Rotary Steerable Tools (U.S.A.) L.P. (hereinafter"RST") is a limited partnership registered in the State of Texas, with its principal place of business at 4708 Pecan Grove, San Antonio, Texas 78222. It may be served with process by serving its partner, Jack P. Chance at his address listed below.

   67. Third-party Defendant Jack P. Chance (hereinafter "Chance") is an individual and resident of Houston, Texas. He may be served with process at 601 Cypress Station Drive #408, Houston, Texas 77090. At all times material hereto, Chance was and is a director of NEHI. Chance also owns a substantial interest in RST.

   68. Third-party Defendant Stephen John McLoughlin (hereinafter "McLoughlin") is an individual and resident of Houston, Texas. He may be served with process at 18800 Egret Bay Blvd. #600, Houston, Texas 77058. At all times material hereto, McLoughlin was and is an officer of NEHI. McLoughlin also owns a substantial interest in RST.

   69. Third-party Defendant Horse Energy LP (hereinafter "Horse") is a limited partnership registered in the State of Texas, with its principal place of business located at 5 Silver Elm Place, The Woodlands, Texas 77381. It may be served with process by serving its partner, George Sutherland, at the above address.

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   70.    Third-party Defendant George Sutherland (hereinafter "Sutherland")
is an individual and resident of The Woodlands, Texas. He may be served with process at 5 Silver Elm Place, The Woodlands, Texas 77381. At all times material hereto, Sutherland was and is a director of NEHI. Sutherland also owns a substantial interest in Horse.

   71. Third-party Defendant Feroze Variava (hereinafter "Variava) is an individual and resident of Houston, Texas. He may be served with process at 601 Cypress Station Drive #408, Houston, Texas 77090. At all times material hereto, Variava was and is a director of NEHI. Variava also owns a substantial interest in Horse.

   72. Third-party Defendant P.A. Hartley (hereinafter "Hartley) is an individual and resident of Las Vegas, Nevada. She may be served with process at 2679 Par Four, Las Vegas, Nevada 89122.

   73. Third-party Defendant A.J. Gallo (hereinafter "Gallo") is an individual and resident of Las Vegas, Nevada. He may be served with process at 2679 Par Four, Las Vegas, Nevada 89122.

   74. Third-party Defendant Aqua Turf Technologies, Inc. is a corporation organized under the laws of the State of Nevada, with its principal place of business at Las Vegas, Nevada. It may be served with process by serving its President, A. J. Gallo, 3160 E. Desert Inn Rd., #3-168, Las Vegas, Nevada 89121, or at 3642 Boulder Highway, Las Vegas, Nevada 89121.

                    II. Jurisdiction and Venue
                        ----------------------
   75. This Court has jurisdiction over this matter because the damages are within the jurisdictional limits of the Court.

   76. Venue is proper in Harris County as it is the county in which all or a substantial part of the events or omissions giving rise to the claims occurred.

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                    III.  Background and Claims
                          ---------------------

   77. Third-party Plaintiffs, at the time of the acts or omissions complained of, were and still are shareholders of record of NEHI.

   78. Third-party Plaintiffs are able to fairly and adequately represent the shareholders of NEHI and the interests of NEHI in enforcing NEHI's rights.

Chance, McLoughlin and RST Transaction
--------------------------------------

   79. At all times material hereto, Chance and McLoughlin were, and are, two of the officers of NEHI (and Chance is a director also), and they simultaneously owned and conducted RST, a limited partnership. Chance and McLoughlin represented to NEHI that they had conceived and invented a tool referred to as a "down hole adjustable device for trajectory control in the drilling of deviated wells" (hereinafter "the tool"). The tool was, and is, wholly and solely owned by Chance and McLoughlin. The tool was licensed to RST.

   80. Chance, McLoughlin and RST represented that the tool would be ready for testing by January 1, 1998, be ready for commercial exploitation shortly thereafter, and that the development of the tool could be completed for another $250,000 or thereabouts. They also represented that NEHI's interest in the tool included worldwide rights.

   81. In reliance on the representations by Chance, McLoughlin and RST, NEHI entered into a written agreement with them on November 5, 1998. Under the agreement, Chance and McLoughlin were to contribute their skill, knowledge, and experience to RST for NEHI's benefit. NEHI received a twenty-five percent (25%) interest in the tool and RST received 6,551,022 shares of NEHI's common stock.
   82. NEHI, in addition to issuing the 6,551,022 shares to RST, funded expenses allegedly

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incurred by RST in relation to the development of the tool.  The funds expended by NEHI, to date, are over $325,000.

   83. To date, nothing has developed with the tool as far as the Knollenbergs have been informed. It is not in a form that can be tested, much less exploited in the marketplace. NEHI has seen no return on the monies allegedly incurred by RST in the development of the tool, and it is apparent that Chance and McLoughlin have not contributed their skill, knowledge and experience to the development of the tool, or alternatively, they have no skill, knowledge or experience to contribute.

   84. On information and belief, Chance, McLoughlin, and RST committed fraud in inducing NEHI to enter into the agreement. Chance, McLoughlin and RST knowingly failed to disclose material facts to NEHI, and/or knowingly provided NEHI with material misinformation, regarding the development of the tool, the capabilities of the tool, the date the tool would be ready for testing, the date the tool would be ready for use in the marketplace, and the projected revenues the tool would generate for NEHI, as well as their own skill, knowledge, and experience.

   85. Additionally, Chance, McLoughlin and RST negligently failed to disclose material facts, and/or negligently represented to NEHI material misinformation regarding the development of the tool, the date the tool would be ready for testing, the date the tool would be ready for use of the tool in the marketplace, the capabilities of the tool, and the revenues the tool would generate for NEHI, as well as their own skill, knowledge, and experience.

   86. Third-party Plaintiffs further allege that each and every one of the representations set forth in the preceding paragraphs concerned material facts for the reason that NEHI would not have entered into the agreement with Chance, McLoughlin and RST had it known about the falsity of any

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of the representations.  Each and every one of the representations was relied upon by NEHI to NEHI's substantial injury and damage.

   87. By reason of NEHI's reliance upon Chance, McLoughlin, and RST's representations or fraudulent concealment of material facts described above, NEHI has been damaged in an amount far in excess of the minimum jurisdictional limits of the Court.

   88. Furthermore, Chance, McLoughlin and RST have continuously misrepresented to NEHI, intentionally and/or negligently, the status of the development of the tool.

   89. Further, by reason of the fact that Chance, McLoughlin, and RST knew that the representations described above were false at the time they were made, the representations were fraudulent, willful, and/or malicious and constitute conduct for which the law allows the imposition of exemplary damages. In this connection, Third-party Plaintiffs will show that they have incurred significant expenses, including attorneys' fees, in the investigation and prosecution of this action. Accordingly, Third-party Plaintiffs request that exemplary damages in favor of NEHI be awarded against Chance, McLoughlin and RST in a sum which exceeds the minimum jurisdictional limits of the Court.

   90. Further, Third-party Plaintiffs show that the transaction described above was not a fair transaction, but was against the best interest of NEHI and highly advantageous to Chance McLoughlin, and RST. Specifically, the transaction was unfair to NEHI because NEHI ultimately received unfair value from Chance, McLoughlin, and RST in relation to the 6,551,022 shares of common stock in NEHI they received. Thus, there was inadequate and insufficient consideration. As such, Third-party Plaintiffs seek the return of NEHI's 6,551,022 shares of common stock fraudulently and/or negligently obtained by Chance, McLoughlin, and RST to the extent they have not given NEHI fair and sufficient consideration for same.

   91. Upon information and belief, Chance and McLoughlin have engaged in further self-dealing with respect to the tool, which has been for their benefit and at the expense and detriment of NEHI. Chance and McLoughlin have "earned" salaries for doing nothing as the tool is not even at the testing stage. Further, in violation of the agreement and their fiduciary duties to NEHI, they have offered the tool to third-parties to the detriment of NEHI. In addition, Chance and McLoughlin have purposefully failed to recognize NEHI's worldwide interest in the tool, and attempted to limit NEHI's interest in the tool to domestic revenues from the use of the tool. As a proximate result, NEHI was damaged, and thus Third-party Plaintiffs seek damages for the monies NEHI paid to Chance and McLoughlin as salaries, lost revenues/profits resulting from the tool being offered to others and their attempts to limit NEHI's interest to domestic exploitation. These damages are in excess of the jurisdictional minimum of this Court.

   92. Third-party Plaintiffs again seek exemplary damages in favor of NEHI for this malicious, willful and/or fraudulent conduct of Chance, McLoughlin, and RST.



Sutherland, Variava and Horse Transaction
-----------------------------------------

  93. On November 1, 1997, NEHI entered into a written agreement with Sutherland, Variava, and Horse. Sutherland and Variava are owners of Horse. During the negotiations for the agreement, Sutherland, Variava and Horse portrayed Horse as a company that specialized in horizontal oil recovery. They represented that Horse could identify oil and gas reserves which had previously been considered uneconomical to develop, and then re-enter the wells using specialist techniques, and develop those reserves.

  94. Further, Horse had produced a confidential business plan entitled "Horizontal Oil Recovery Specialist" (hereinafter "business plan"). The business plan involved the use of the RST tool. During the negotiations, Sutherland, Variava and Horse represented to NEHI that (I) the business plan was worth millions of dollars; (ii) Horse had substantial assets; and (iii) the tool's value could be realized only with their involvement. These representations were false.

   95. In reliance on the representations by Sutherland, Variava and Horse, NEHI entered into the agreement. Sutherland and Variava were subsequently made directors of NEHI.

   96. Horse disclosed the business plan to NEHI in consideration for NEHI issuing to Horse 7,871,023 shares of NEHI common stock. NEHI also received a 25% limited partner interest in Horse.

   97. On information and belief, Sutherland, Variava and Horse committed fraud in inducing NEHI to enter into the agreement. Sutherland, Variava and Horse knowingly failed to disclose material facts to NEHI, and/or knowingly provided NEHI with material misinformation, regarding Horse's assets, business plan, and capabilities. Horse had no assets of value and Horse's business plan was not as represented. It has no value whatsoever. It has proven to be a worthless piece of junk. Further, the success of the tool is not dependant upon Horse, Sutherland or Variava one iota.

   98. Third-party Plaintiffs further allege that each and every one of the representations set forth in the preceding paragraphs concerned material facts for the reason that NEHI would not have entered into the agreement with Sutherland, Variava and Horse had they known about the falsity of any of the representations. Each and every one of the representations was relied upon by NEHI to its substantial injury and damage.

   99. By reason of NEHI's reliance upon Sutherland, Variava and Horse's representations or fraudulent concealment of material facts described above, NEHI have been damaged in an amount far in excess of the minimum jurisdictional limits of the Court.

   100. The transaction described above was not a fair transaction, and was against the best interest of NEHI and highly advantageous to Sutherland, Variava, and Horse. Specifically, the transaction was unfair to NEHI because NEHI received nothing of value in exchange for Horse receiving 7,871,023 shares of NEHI's common stock. As such, there was no consideration for this transaction, and NEHI seeks rescission of the entire agreement. Third-party Plaintiffs seek return of NEHI's 7,871,023 shares of common stock and NEHI will return to Horse NEHI's interest in Horse.

   101. NEHI will suffer substantial harm if the agreement is not rescinded and their consideration returned, as there was no consideration on the part of Sutherland, Variava and Horse. Damages would not adequately compensate for the loss of NEHI's bargain.

   102. Third-party Plaintiffs will further show that the conduct of Sutherland, Variava and Horse, as described above, was fraudulent, willful and/or malicious. As a result, NEHI is entitled to recover exemplary damages. In this connection, NEHI will show that as a result of Sutherland, Variava and Horse's conduct, NEHI has suffered losses of time and other expenses, including attorneys' fees incurred in the investigation and prosecution of this action. Accordingly, Third-party Plaintiffs ask that exemplary damages be awarded against Sutherland, Variava and Horse in favor of NEHI in a sum that exceeds the minimum jurisdictional limits of this Court.

   103. Upon information and belief, Sutherland and Variava have engaged in further self-dealing with respect to the tool, for their benefit and at the expense of NEHI. They have attempted to exercise dominion and control over the tool to the detriment of NEHI and its shareholders.

   104. Sutherland and Variava's breach of duty of loyalty to NEHI was malicious, willful, and/or fraudulent. Thus, Third-party Plaintiffs seek exemplary damages in favor NEHI against Sutherland, Variava, and Horse.


Hartley, Gallo and Aqua Turf Transaction
----------------------------------------

   105. Additionally, on or about July 30, 1996, NEHI and Erin entered into a written agreement, whereby Erin acquired common stock of NEHI. At the time of the transaction, Hartley was Chairman and CEO of NEHI. Upon information and belief, Gallo was either Hartley's husband or boyfriend at that time.

   106. At the time of the negotiation for that transaction, Hartley and Gallo represented to Erin that NEHI owned a patent in a "subsurface watering system" (hereinafter "system"). In reliance on that representation, Erin entered into the agreement with NEHI.

   107. On information and belief, Hartley, Gallo, and Aqua Turf committed fraud in inducing Erin to enter into the agreement. Hartley, Gallo and Aqua Turf knowingly failed to disclose material facts to NEHI, and/or knowingly provided NEHI with material misinformation. Such conduct by Hartley, Gallo and Aqua Turf was fraudulent, as NEHI only had a license in the system; it did not have a patent. In fact, the patent was owned by Gallo or by Aqua Turf, which was owned by Gallo.

   108. Third-party Plaintiffs further allege that each and every one of the representations set forth in the preceding paragraphs concerned material facts for the reason that Erin would not have entered into the agreement with Hartley, Gallo and Aqua Turf had they known about the falsity of any of the representations. Each and every one of the representations was relied upon by Third-party Plaintiffs to Third-party Plaintiffs' substantial injury and damage.

   109. By reason of Third-party Plaintiffs' reliance upon Hartley, Gallo and Aqua Turf's representations or fraudulent concealment of material facts described above, NEHI has been damaged in an amount far in excess of the minimum jurisdictional limits of the Court.

   110. As a proximate result of the fraudulent misrepresentation and/or failure to disclose material facts, NEHI has been damaged, and seeks as damages the profits from the patent since the date of the agreement, July 30, 1996, and an accounting of same.

   111. The exact nature and extent of the lost profits are unknown to Third-party Plaintiffs and cannot be determined without an accounting, and an investigation is necessary because there is no adequate remedy at law and in order to establish the value of the interests of the parties.

   112. NEHI seeks its attorneys' fees for having to prosecute these claims against Hartley, Gallo and Aqua Turf.

   113. In addition, Third-party Plaintiffs seeks to obtain for NEHI the patent from Aqua Turf or Gallo, whichever the case may be.

   114. Third-party Plaintiffs have performed all of the obligations imposed on them by the agreement.

   115. Third-party Plaintiffs will further show that the conduct of Hartley, Gallo and Aqua Turf was fraudulent, willful and/or malicious. As a result, Third-party Plaintiffs are entitled to recover exemplary damages. In this connection, Third-party Plaintiffs will show that as a result of Hartley, Gallo and Aqua Turf's conduct, NEHI has suffered losses of time and other expenses, including attorneys' fees incurred in the investigation and prosecution of this action. Accordingly, Third-party Plaintiffs ask that exemplary damages be awarded in favor of NEHI against Hartley, Gallo and Aqua Turf in a sum that exceeds the minimum jurisdictional limits of this Court.

   116. Third-party Plaintiffs have not made efforts to have this suit brought before the corporation by its board of directors because any effort would be futile in that the Third-party Defendants, Chance, Sutherland, and Variava, control the board of directors, which consists of only six persons, the other three being the Knollenbergs, and those Third-party Defendants have prevented, and continue to prevent, the Knollenbergs from exercising their rights as directors. Those Third-party Defendants would not have taken action against themselves or their companies or admitted to their fraudulent misrepresentations, negligent misrepresentations, knowing failures to disclose material facts, self-dealing, breaches of fiduciary duty to NEHI, breaches of the duty of loyalty to NEHI, and malicious, willful and fraudulent conduct.

                 APPLICATION FOR TEMPORARY INJUNCTION
                 ------------------------------------

   117. In view of the position taken by the Third-party Defendants, and because they currently purport to hold the power to appropriate and distribute the assets of NEHI, and make bad faith and self-dealing business decisions to the detriment of NEHI, which Third-party Plaintiffs reasonably fear that they will continue to do, NEHI will be further deprived of revenues, thereby causing its shares, including those owned by Third-party Plaintiffs, to be greatly depreciated in value or rendered totally valueless. NEHI, therefore, seeks to prevent Third-party Defendants from transferring stock and/or assets of NEHI. Unless such transfers are prevented by injunctive decree, they will destroy the growth prospects of NEHI, causing irreparable injury to Third-party Plaintiffs, NEHI, and all of its shareholders, for which there is no adequate remedy at law because it is impossible to calculate damages with specificity.

                           ATTORNEY' FEES
                           --------------

   118. Third-party Plaintiffs' successful prosecution of this action will result in a substantial benefit to NEHI, and therefore Third-party Plaintiffs are entitled to reimbursement of expenses, including reasonable attorneys' fees. In this connection, Third-party Plaintiffs will show that a reasonable fee to compensate the undersigned attorneys for preparation and trial of this cause is at least $50,000, plus expenses, for which further sums Third-party Plaintiffs seek recovery.

                     DEMAND FOR JURY TRIAL
                     ---------------------

   119. Defendants/Counter-Plaintiffs/Third-party Plaintiffs demand a jury trial and tender the appropriate fee.



                             PRAYER
                             ------

WHEREFORE, PREMISES CONSIDERED, Defendants/Counter-Plaintiffs, Bradley Knollenberg, Erin Oil Exploration Inc., Gulf Minerals Exploration, Billy Knollenberg, and Doris Knollenberg request the following as to Plaintiffs' original petition and as to their counterclaims against Plaintiff:

     1. that Defendants' special exceptions be sustained and that an order be entered sustaining same and requiring Plaintiff to specifically plead its allegations against Defendants as stated in the special exceptions;

     2.  that on final trial, that Plaintiff take nothing against Defendants;

     3. that a writ of mandamus issue commanding Plaintiff and the officers, employees, agents and servants of Plaintiff to permit Defendants and Defendants' designated agent to inspect the books and records of Plaintiff, and to make extracts and copies therefrom, and that Plaintiff be ordered to pay Defendants' costs and expenses, including attorneys' fees, for having to compel inspection, as stated in paragraphs 38-42 above, in the amount of at least $3,000;

    4. that the Court declare that the February 26, 1998 Agreement (i.e. the "Directors' Agreement") is valid and binding;

    5. that the Court compel Plaintiff to hold board of directors meetings pursuant to its bylaws and the Directors' Agreement;

    6. that a temporary restraining order be issued without notice to Plaintiffs, restraining them from (1) holding board of directors meetings without all six directors being properly notified and given an opportunity to participate; (2) hiring new outside legal counsel; and (3) hiring a new outside auditing firm;

    7. that a temporary injunction be issued, after notice to Plaintiffs and an evidentiary hearing, enjoining Plaintiffs from (1) holding board of directors meetings without all six directors being properly notified and given an opportunity to participate; (2) hiring new outside legal counsel; and (3) hiring a new outside auditing firm;

    8. that a permanent injunction be issued, on final trial of this cause, enjoining Plaintiffs from (1) holding board of directors meetings without all six directors being properly notified and given an opportunity to participate; (2) hiring new outside legal counsel; and
        (3) hiring a new outside auditing firm;

    9. that the Court find that this suit was brought against Defendants without reasonable cause, and award judgment to Defendants against Plaintiff for expenses, including attorneys' fees, in a reasonable amount; or that Defendants recover expenses incurred in the defense from NEHI;

    10. that Defendants receive such reasonable attorney's fees and costs incurred in prosecuting the declaratory judgment suit as are allowed by law; and

    11. for such other and further relief, special or general, to which Underwriters may be justly entitled.



    WHEREFORE, PREMISES CONSIDERED, Third-party Plaintiffs request as to their Third-party petition that:

    1.  Third-party Defendants be cited to appear herein and answer;

    2. Third-party Defendants be notified of a hearing on Third-party Plaintiffs application for a temporary injunction, and following such hearing, Third-party Defendants be enjoined pending final decree from transferring stock and/or assets of NEHI;

    3. On final trial, Third-party Plaintiffs have and recover for the benefit of NEHI and against Third-party Defendants, jointly and severally, damages in a sum in excess of the minimum jurisdictional limit of the Court;

    4. On final trial, Third-party Plaintiffs have and recover for the benefit of NEHI and against Third-party Defendants an award of exemplary damages from each Third-party Defendant.

    5. On final trial, Third-party Plaintiffs recover from RST for the benefit of NEHI, NEHI's 6,551,022 shares of common stock;

    6. On final trial, judgment ordering rescission of the agreement of November 1, 1997 entered into between NEHI and Horse, declaring it fully void and excusing the parties from all obligations under the agreement, and that Third-party Plaintiffs recover from Horse NEHI's 7,871,023 shares of common stock, and NEHI return to Horse NEHI's 25% in Horse;

    7. On final trial, judgment against Hartley, Gallo and Aqua Turf ordering them to deliver to NEHI the patent for the subsurface watering system described in paragraphs 106 and 107 of the

Third-party petition;

    8. In addition to the remedy of specific performance, judgment against Hartley, Gallo and Aqua Turf for damages in favor of NEHI in an amount within the jurisdictional limits of the Court;

    9. In the alternative, if the remedy of specific performance is denied, judgment against Hartley, Gallo and Aqua Turf in favor of NEHI for loss of bargain damages in an amount within the jurisdictional limits of the Court;

    10. An order that Hartley, Gallo and Aqua Turf render an accounting of the amounts owed NEHI on account of the patent for the subsurface watering system;

    11. Judgment against Harley, Gallo and Aqua Turf for a sum to be determined in the accounting, which amount is within the jurisdictional limits of this Court;

    12. On final trial, Third-party Plaintiffs have and recover from Third-party Defendants, Third-party Plaintiffs' expenses incurred, including reasonable attorneys' fees, in the sum of at least $50,000;

    13.  Pre-and post-judgment interest as allowed by law;

    14.  Costs of suit; and

    15. Third-party Defendants have such other and further relief to which they may be justly entitled.


                                        Respectfully submitted,

                                        MEYER ORLANDO & EVANS P.C.


                         By:
                             ---------------------
                             Walter J. Cicack
                             State Bar No. 04250535
                             Hilary C. Borow

                             State Bar No. 00787106
                             2300 America Tower
                             2929 Allen Parkway
                             Houston, Texas  77019
                             Telephone:713-523-1101
                             Facsimile:713-523-2002
                             Attorneys for Defendants, Bradley Knollenberg, Erin Oil Exploration Inc., Gulf Minerals Exploration, Billy Knollenberg, and Doris Knollenberg


                          CERTIFICATE OF SERVICE
                          ----------------------

   The undersigned hereby certifies that a true and correct copy of the foregoing Defendants' Special Exceptions, Original Answer and Original Counterclaims to Plaintiff's Original Petition, and Application for Temporary Restraining Order, Temporary and Permanent Injunction, and Third-Party Petition, Application for Temporary Injunction, and Demand for Jury Trial was forwarded to all counsel of record as listed below by either hand delivery, facsimile transmission, and/or regular or certified mail, return receipt requested, on this _____ day of July, 1998.


Mr. Michael B. Lee
Greenberg, Peden, Siegmyer & Oshman, P.C.
Tenth Floor, 12 Greenway Plaza
Houston, Texas 77046
Attorney for Plaintiff
National Equities Holdings Inc.

                                          ___________________________________
                                          WALTER J. CICACK

                           NO.  98-28403


NATIONAL EQUITIES HOLDINGS INC.:        IN THE DISTRICT CIVIL COURT
                               :
VS.                            :        OF HARRIS COUNTY, TEXAS
                               :
BRADLEY KNOLLENBERG,           :
ERIN OIL EXPLORATION INC.,     :
GULF MINERALS EXPLORATION,     :
BILLY KNOLLENBERG, AND         :
DORIS KNOLLENBERG              :        295TH JUDICIAL DISTRICT


                          VERIFICATION
                          ------------

STATE OF TEXAS                 :
                               :
COUNTY OF HARRIS               :


   BEFORE ME, the undersigned authority, on this day personally appeared Walter
J. Cicack, who being duly sworn stated under oath the following:

   1. "My name is Walter J. Cicack. I am over the age of 18, of sound mind, and competent to make this affidavit. I am a shareholder with the law firm of MEYER ORLANDO & EVANS P.C. in Houston, Texas, and am the lead attorney for Defendants Bradley Knollenberg, Erin Oil Exploration Inc., Gulf Minerals Exploration, Billy Knollenberg, and Doris Knollenberg. I am authorized to make this verification on their behalf.

   2. I have read the above counterclaim for writ of mandamus to compel inspection, and every statement contained in the counterclaim for writ of mandamus to compel inspection is within my personal knowledge and is true and correct.

Further, Affiant sayeth not."


                                                ------------------
                                                Walter J. Cicack


Subscribed and sworn to before me the undersigned Notary Public on this the ____ day of ______________, 1998.



                                               ------------------------
                                               Notary Public in and for
                                               Said County and State

My Commission Expires
                      ----------